Unidata Frame Relay & Unimaster Services

for

Virtual Telecom S.A.

Contract                               Unidata Frame Relay & Unimaster Services
-------------------------------------------------------------------------------


                   UNIDATA Frame Relay & Unimaster Services

                              Contract for the

                        Virtual Telecom S.A. Network

This Contract is made and                Swiss Telecom PTT
entered into by and between

represented by                           Swiss Telecom PTT, Geneva

hereinafter referred to as               Swiss Telecom

and the corporation                      Virtual Telecom S.A.

hereinafter referred to as               Customer

The Customer and Swiss Telecom acknowledge that their rights and obligations are according to the Swiss Telecommunications Act (Fernmeldegesetz) and its regulations.

-------------------------------------------------------------------------------
Contract / Version 1.1                                                 Page 1/5
Project-no. SS.CH 961300, 16 l0.1996

Contract                               Unidata Frame Relay & Unimaster Services
-------------------------------------------------------------------------------
Table of contents

 1.  Subject of the Contract

 2.  Contents of the Contract

 3.  Definitions

 4.  Services delivered by Swiss Telecom

 5.  Sub-Contracting

 6.  Subsidiaries and Affiliates of the Customer

 7.  Obligations of the Customer

 8.  Charges, Fees and Terms of Payment

 9.  Liability of Swiss Telecom

10.  Service Period

11.  (11-x Specific Provisions)

12.  Amendments to the Contract

13.  Notices

14.  Jurisdiction and Applicable Law

-------------------------------------------------------------------------------
Contract / Version 1.1                                                 Page 2/5
Project-no. SS.CH 961300, 16.10.1996

Contract                               Unidata Frame Relay & Unimaster Services
-------------------------------------------------------------------------------

1.   SUBJECT OF THE CONTRACT

     The Contract contains services to build up, manage and maintain the Customer network around the globe based on the Unidata Frame Relay and Unimaster services.

2.   CONTENTS OF THE CONTRACT

     The Contract between Swiss Telecom and the Customer consists of this Cover Contract and the following Attachments and Appendices (the "Contract"):

     Attachment I       Specification of the Services and the Network
     Attachment II      Charges, Fees and related Provisions
     Attachment III     CPE
     Attachment IV      Security Management, Help Desk
     Attachment V       List of Subsidiaries and Affiliates
     Attachment VI-1    Compensation Schedule
     Attachment VI-2    Compensation Schedule

     Appendix A         General Terms and Conditions
     Appendix B         General Procedures and Requirements
     Appendix C         Service Level Agreement
     Appendix D         Service Description: Unidata Frame Relay

     In the event of a conflict between this Cover Contract and the Attachments and Appendices, this Cover Contract shall prevail over the Attachments and Appendices.

     (In the event of a conflict between Attachment I and the other Attachments and Appendices, Attachment I shall prevail.)

3.   DEFINITIONS

     The terms and expressions defined in clause 1 of Appendix A shall, unless otherwise expressly stated herein, have the same meaning throughout the Contract.

4.   SERVICES DELIVERED BY SWISS TELECOM

     Swiss Telecom shall provide the Services as specified in Attachment I and III in accordance with the terms and conditions set out in this Contract.

5.   SUBCONTRACTOR

     For the provisioning of the Services, Unisource Business Networks (Switzerland) S.A. hereinafter referred to as Unisource, shall be the main Subcontractor of Swiss

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Contract / Version 1.1                                                 Page 3/5
Project-no. SS.CH 961300, 16 10 1996

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Contract                               Unidata Frame Relay & Unimaster Services
-------------------------------------------------------------------------------

     Telecom. Swiss Telecom shall be fully liable for its Subcontractors, to the extent of Article 9.

6.   SUBSIDIARIES AND AFFILIATES OF THE CUSTOMER

     For the purpose of the Contract, the subsidiaries and affiliates of the Customer as listed in Attachment V may make use of the Services, however, the Customer shall be solely responsible for and entitled to request the fulfilment of the Contract. The list of subsidiaries and affiliates may be amended from time to time if agreed upon between the parties.

7.   OBLIGATIONS OF THE CUSTOMER

     In no event the Customer shall be entitled to resell the Service to any other third party if this is in conflict with the relevant applicable laws of the countries concerned. Swiss Telecom reserves the right to refuse any request for service, at any location or in any country, or to suspend immediately or terminate any service if Swiss Telecom has reasonable grounds for suspecting that such provision of service is not in accordance with the intent of this sub-clause. Breach of this clause by the Customer shall be considered as a breach of a material obligation as referred to in
     Article 14.2 of Appendix A.

8.   CHARGES, FEES AND TERMS OF PAYMENT

     The charges and fees for each Service are set out in Attachment II. The Terms of Payment are set out in Appendix A.

9.   LIABILITY OF SWISS TELECOM

     Swiss Telecom shall be liable for loss or damage according to the relevant provisions of the Swiss Telecommunications Act.

10.  SERVICE PERIOD

     The period for which the Contract is initially entered into shall be one (1) year, starting on the first Ready-for-Service date. The First Ready-for-Service Date is December 1st, 1996. The service period may be extended in accordance with clause 2 of Appendix A. (Notwithstanding clause 2 of Appendix A, the period of notice shall be six (6) months.)

(11. X-SPECIFIC PROVISIONS)

12.  AMENDMENTS TO THE CONTRACT

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Contract / Version 1 1                                                 Page 4/5
Project-no. SS.CH 961300, 16.10.1996

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Contract                               Unidata Frame Relay & Unimaster Services
-------------------------------------------------------------------------------

     This Contract may be amended at any time by mutual agreement. Any such amendment must be made in writing.

13.  NOTICES

     Notices to Swiss Telecom shall be sent to:

     Telecom PTT, DT Geneva
     Commercial Division
     Route de Meyrin 49
     1211 Geneve 2

     Notices to the Customer shall be sent to:

     Virtual Telecom S.A.
     Morgines Business Center
     Av. des Morgines 12
     1213 Pt-Lancy

     Invoices intended for the Customer shall be sent to:

     (same as above)

14.  JURISDICTION AND APPLICABLE LAW

     This Contract is governed by Swiss law. Place of jurisdiction and process shall be according to the relevant provisions of the Swiss law (Verwaltungsverfahrensgesetz; Bundesgesetz uber die Organisation der Bundesrechtspflege and PTT-Organisationsgesetz).

     In witness thereof, the parties hereto have caused this Contract to be signed in duplicate by their duly authorised representatives.

     Place, Date:                         Place, Date:

      /s/ illegible                        /s/ illegible          22/10/96
     --------------------------------     --------------------------------

     Swiss Telecom PTT:                   Customer.

      /s/ illegible                        /s/ illegible
     --------------------------------     --------------------------------

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Contract / Version 1 1                                                 Page 5/5
Project-no. SS.CH 961300, 16.10.1996

                                 ATTACHMENT I

                 SPECIFICATION OF THE SERVICES AND THE NETWORK

               for data- and telecommunications services provided
                             by Swiss Telecom PTT.

Specification of the Network and Services, Locations, Ready-for-service Date(s), and relevant standard terms and conditions for the provisioning of the Access lines

The concept is based on a "Uniplus Internet Direct TCP/IP access" combined with a "Unidata Frame Relay" and "Unimaster" telehousing solution. The present contract and specifications apply only to the Unidata Frame Relay and Unimaster services. A separate contract has to be signed for the Uniplus Internet Services.


                                   [graphic]

Notes: It should be mentioned that amongst the 13 planned points of presence, 4 will be installed at a latter stage (project phase II), i.e. Rapperswil, Olten, Bienne, Coire.

-------------------------------------------------------------------------------
Attachment I - Specification of the services and the network              Page 1

1.1  Unidata Frame Relay Services

     The following remotes sites are to be linked via Unidata Frame Relay to the Geneva Frame Relay node. The sites marked with a "*", will be installed at a later stage (project phase II)

     Service Unidata Frame Relay (Port & PVC
     --------------------------------------------------------------------------
     From     To           Access rate/CIR     Provisional RFS      Final RFS
     --------------------------------------------------------------------------
     Geneva   Lausanne         128 / 64            1.11.96
     --------------------------------------------------------------------------
     Geneva   Bern             128 / 64            1.11.96
     --------------------------------------------------------------------------
     Geneva   Basel            128 / 64            1.11.96
     --------------------------------------------------------------------------
     Geneva   Zurich           256 / 128           1.11.96
     --------------------------------------------------------------------------
     Geneva   St-Gall          128 / 64            1.11.96
     --------------------------------------------------------------------------
     Geneva   Winterthur       128 / 64            1.11.96
     --------------------------------------------------------------------------
     Geneva   Lucerne          128 / 64            1.11.96
     --------------------------------------------------------------------------
     Geneva   Lugano           128 / 64            1.11.96
     --------------------------------------------------------------------------
     Geneva   Bienne*          128 / 64        Project phase II
     --------------------------------------------------------------------------
     Geneva   Olten*           128 / 64        Project phase II
     --------------------------------------------------------------------------
     Geneva   Rapperswil*      128 / 64        Project phase II
     --------------------------------------------------------------------------
     Geneva   Coire*           128 / 64        Project phase II
     --------------------------------------------------------------------------

1.2  Leased line Swiss Link Data

     The following access line links Unisource Frame Relay node in Geneva to Virtual Telecom computer facilities in Petit-Lancy GE.

     --------------------------------------------------------------------------
     From     To           Access rate         Provisional RFS      Final RFS
                           kbit/s
     --------------------------------------------------------------------------
     Geneva   Pt-Lancy         1024                1.11.1996
     --------------------------------------------------------------------------

1.3  Unimaster Telehousing Service

     Unimaster telehousing services are used to host Ascend Max access routers belonging to the customer. The sites marked with a "*", will be installed at a later stage (project phase II)

     --------------------------------------------------------------
     Location        Type           Provisional RFS    Final RFS
     --------------------------------------------------------------
     Lausanne      One-shelf           1.11.96
     --------------------------------------------------------------
     Bern          One-shelf           1.11.96
     --------------------------------------------------------------
     Basel         One-shelf           1.11.96
     --------------------------------------------------------------
     Zurich        One-shelf           1.11.96
     --------------------------------------------------------------
     St-Gall       One-shelf           1.11.96
     --------------------------------------------------------------
     Winterthur    One-shelf           1.11.96
     --------------------------------------------------------------
     Lugano        One-shelf           1.11.96
     --------------------------------------------------------------
     Lucerne       One-shelf           1.11.96
     --------------------------------------------------------------
     Olten*        One-shelf       Project phase II
     --------------------------------------------------------------
     Bienne*       One-shelf       Project phase II
     --------------------------------------------------------------
     Rapperswil*   One-shelf       Project phase II
     --------------------------------------------------------------
     Coire*        One-shelf       Project phase II
     --------------------------------------------------------------

-------------------------------------------------------------------------------
Attachment I - Specification of the services and the network             Page 2

                                 ATTACHMENT II

                     CHARGES, FEES AND RELATED PROVISIONS

               for data- and telecommunications services provided
                              by Swiss Telecom PTT.

Swiss Telecom PTT shall provide the Customer with the Service specified in Attachment l. If the Customer requests any additional service it shall be charged according to the applicable charges prevailing at the time of such request (or as otherwise agreed by the Parties).

     1)  Leased line Swiss Link Data: (CHF, exclusive VAT)

     --------------------------------------------------------------------------
     From     To           Access rate         Installation         Monthly
                           kbit/s
     --------------------------------------------------------------------------
     Geneva   Pt-Lancy         1024                  0.-               1480.-
     --------------------------------------------------------------------------

     2)  Service Unidata Frame Relay (Port & PVC): CHF, exclusive VAT

     --------------------------------------------------------------------------
     From     To           Access rate/CIR     Installation         Monthly
     --------------------------------------------------------------------------
     Geneva   (port only)      1024                2400.-            1560.-
     --------------------------------------------------------------------------
     Geneva   Lausanne       128 / 64              1750.-             701.-
     --------------------------------------------------------------------------
     Geneva   Bern           128 / 64              1750.-             701.-
     --------------------------------------------------------------------------
     Geneva   Basel          128 / 64              1750.-             701.-
     --------------------------------------------------------------------------
     Geneva   Zurich         256 / 128             2550.-            1206.-
     --------------------------------------------------------------------------
     Geneva   St-Gall        128 / 64              1750.-             701.-
     --------------------------------------------------------------------------
     Geneva   Winterthur     128 / 64              1750.-             701.-
     --------------------------------------------------------------------------
     Geneva   Lugano         128 / 64              1750.-             701.-
     --------------------------------------------------------------------------
     Geneva   Lucerne        128 / 64              1750.-             701.-
     --------------------------------------------------------------------------
                           Total phase I          17200.-            7673.-
     --------------------------------------------------------------------------
     Geneva   Rapperswil*    128 / 64              1750.-             821.-
     --------------------------------------------------------------------------
     Geneva   Olten*         128 / 64              1750.-             821.-
     --------------------------------------------------------------------------
     Geneva   Bienne*        128 / 64              1750.-             701.-
     --------------------------------------------------------------------------
     Geneva   Coire*         128 / 64              1750.-             821.-
     --------------------------------------------------------------------------
                           Total phase I+II:      24200.-           10837.-
     --------------------------------------------------------------------------

     Notes: Out of the 13 above sites, 4 will be installed at a latter stage (project phase II)

-------------------------------------------------------------------------------
Attachment II - Charges, fees and related provisions                     Page 1

     3)  Unimaster Service: telehousing charges: (CHF, exclusive VAT)

     --------------------------------------------------------------
     Location        Type           Installation       Monthly
     --------------------------------------------------------------
     Lausanne           One-shelf            360.-       450.-
     --------------------------------------------------------------
     Bern               One-shelf            360.-       450.-
     --------------------------------------------------------------
     Basel              One-shelf            360.-       450.-
     --------------------------------------------------------------
     Zurich             One-shelf            360.-       450.-
     --------------------------------------------------------------
     St-Gall            One-shelf            360.-       450.-
     --------------------------------------------------------------
     Winterthur         One-shelf            360.-       450.-
     --------------------------------------------------------------
     Lugano             One-shelf            360.-       450.-
     --------------------------------------------------------------
     Lucerne            One-shelf            360.-       450.-
     --------------------------------------------------------------
                     Total phase I:         2880.-      3600.-
     --------------------------------------------------------------
     Rapperswil*        One-shelf            360.-       450.-
     --------------------------------------------------------------
     Olten*             One-shelf            360.-       450 -
     --------------------------------------------------------------
     Bienne*            One-shelf            360.-       450.-
     --------------------------------------------------------------
     Coire*             One-shelf            360.-       450.-
     --------------------------------------------------------------
                    Total phases I+II:      4320.-      5400.-
     --------------------------------------------------------------

     The above charges cover for the installation and housing of a single Ascend Max in a standard 19" cabinet. A monthly flat fee covering electrical power cost is included. Out of the 13 above sites, 4 will be installed at a latter stage (project phase II)

-------------------------------------------------------------------------------
Attachment II - Charges fees and related provisions                      Page 2

     5.  Pricing summary: CHF, exclusive VAT

     5.1 Phase I only

     --------------------------------------------------------------
     Services                  Installation           Monthly
     --------------------------------------------------------------
     Leased lines                        0.-            1480.-
     --------------------------------------------------------------
     *Frame Relay and PVC's          17200.-            6906.-
     --------------------------------------------------------------
     Telehousing (housing)            2880.-            3600.-
     --------------------------------------------------------------
     Telehousing (service)               0.-        eff. costs
     --------------------------------------------------------------
                       Total:        20080.-           11986.-
     --------------------------------------------------------------

     *The above prices apply to a 1 year's contract, including a 10% discount on the Frame Relay and PVC's monthly charges

     5.2  Option (Phase I + II)

     The prices below apply to services provided to all points of presence, i.e. after installation of the remaining 4 points of presences.

     --------------------------------------------------------------
     Services                  Installation           Monthly
     --------------------------------------------------------------
     Leased lines                        0.-            1480.-
     --------------------------------------------------------------
     *Frame Relay and PVC's          24200.-            9754.-
     --------------------------------------------------------------
     Telehousing (housing)            4320.-            5400.-
     --------------------------------------------------------------
     Telehousing (service)               0.-        eff. costs
     --------------------------------------------------------------
                       Total:        28520.-           16634.-
     --------------------------------------------------------------

     *The above prices apply to a 1 year's contract, including a special 10% discount on the Frame Relay and PVC's monthly charges

-------------------------------------------------------------------------------
Attachment II - Charges, fees and related provisions                     Page 3

SERVICES FOR VIRTUAL  TELECOM A.                UNIDATA FRAME RELAY & UNIMASTER
-------------------------------------------------------------------------------

                               ATTACHEMENT III
                      CUSTOMER PREMISES EQUIPMENT (CPEs)

                          Customer-specific Equipment

Ascend Max equipment, property of Virtual Telecom S.A., serviced by Digital Equipment S.A., will be installed at the following locations as part of our Unimaster Telehousing Services.

Sites addresses:

Unisource Switzerland S.A.
Street::_________________
City::___________________
Technical contact for Switzerland: Urs Schafli 031 688 8451

1) Lausanne:    Av. Schnetzler 3
                1003 Lausanne

2) Berne:       Ey 8
                3063 Ittigen

3) Bale: Wallstrasse 22
                4002 Basel

4) Zurich:      ZH- Herden
                Aargauerstrasse 10
                8048 Zurich

5) St-Gall:     Hauptpost
                9001 St-Gallen

6) Winterthur:  Teusstalstrasse 162
                8400 Winterthur

7) Lugano:      Via Vergio 8
                6932 Breganzona

8) Lucerne:     Geissensteinring 45
                6005 Luzern

9) Olten:       Telecom PTT (to be defined)

10) Rapperswil: Telecom PTT (to be defined)

11) Bienne:     Telecom PTT (to be defined)

12) Coire:      Telecom PTT (to be defined)

-------------------------------------------------------------------------------
                                  TELECOM PTT                            PAGE 1

Security Management                                                     Unidata
-------------------------------------------------------------------------------

                                 ATTACHMENT IV

                        SECURITY MANAGEMENT, HELP DESK

              for Unisource Data and Telecommunications Services
                                 of Telecom PTT

This document will be updated as required.

1.   SECURITY MANAGEMENT

     The persons listed below are entitled, under their own signature, to commission changes in Access Points, Configurations and Passwords, etc. Unisource reserves the right to verify the signatures for such commissions.

     FAMILY NAME / GIVEN NAME                   SIGNATURE

     1. ( )   Gibbons, Neil                        /s/ Neil Gibbons
        ----------------------------            ----------------------------

     2. ( )   Huber, Daniel                        /s/ Daniel Huber
        ----------------------------            ----------------------------

     3. ( )   Webster, Richard                     /s/ Richard Webster
        ----------------------------            ----------------------------

     4. ( )
        ----------------------------            ----------------------------

     5. ( )
        ----------------------------            ----------------------------

     6. ( )
        ----------------------------            ----------------------------

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Att_iv / Version 1.0                                                   Page 1/2
Project-no CH9613.00, 4 9.96

Security Management                                                     Unidata
-------------------------------------------------------------------------------

2.   HELP DESK

     Unisource

     Calls from Switzerland:       155 70 70          Fax 155 70 71

     Calls from abroad:            +41 46 05 70 70    Fax +41 46 05 70 71

     Virtual Telecom S.A.          +41 22 310 2536    Fax +41 22 310 5969
     Morgines Business Center
     Av. des Morgines 12
     1213 Pt-Lancy


     Date and place:                            Date and place:

      Geneve, le 22 octobre 1996                 Geneve 22/10/96
     ----------------------------               ----------------------------


     Telecom PTT:                               Customer:

      illegible                                    illegible
     ----------------------------               ----------------------------

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Att_iv / Version 1.0                                                   Page 2/2
Project-no CH961300, 4 9.96

                                 ATTACHMENT V

                      LIST OF SUBSIDIARIES AND AFFILIATES

               for data- and telecommunications services provided
                             by Swiss Telecom PTT.

Virtual Telecom S.A. computer facilities will be housed at the following location:

1)   Digital Equipment Corporation International (Europe)
     12 avenue des Morgines
     C.P. 176
     1213 Petit-Lancy 1
     Geneva Switzerland

     Phone: +41 22 709 5665
     Fax:   +41 22 709 5358

     Sales contact:      Mr Jean-Marc Bongni, Sales Account Mgr.
     Technical contact:  Mr Gilbert Bontemps

-------------------------------------------------------------------------------
Attachment V - List of subsidiaries and affiliates                       Page 1

Compensation Provisions                                                 Unidata
-------------------------------------------------------------------------------

                                 ATTACHMENT VI-1

                              COMPENSATION PROVISIONS

              in the event of failure to meet Ready-for-Service Dates

                 for Unisource Data and Telecommunications Services
                               provided by Telecom PTT

If Telecom PTT fails to meet the Ready-for-Services and Final
Ready-for-Service Dates, the following compensation shall be payable, subject to the provisions of the Agreement, of Appendix A (General Terms and Conditions) and Appendix B (General Procedures and Requirements).

The compensation shall be provided in the form of a reduction in the one time fee for Standard Services:

1. Telecom PTT shall pay compensation of 50 % (fifty percent) of the relevant installation fee for which the customer has been charged, insofar as one or more Ready-for-Service Dates and/or the Final Ready-for-Service Date has been exceeded by one whole month (30 days).

2. If Ready-for-Service Dates have been met in respect of some but not all Locations, the compensation shall be calculated on the basis of the number of Locations for which the Ready-for-Service Date was not met as a proportion of the total number of Locations which are to be installed under the Agreement.

3. If the Final Ready-for-Service Date is not met, the compensation shall be calculated on the basis of the number of Locations for which the final Ready-for-Service Date was not met as a proportion of the total number of Locations which are to be installed under the Agreement.

4. The compensation shall be a maximum of 100 % (one hundred percent) of the relevant installation fee for which the Customer has been charged.

5. The compensation shall cease to be paid in the month after the Ready-for-Service and/or Final Ready-for-Service Dates have been subsequently met.

6. Once this Agreement has been terminated in whole or in part, the Customer shall have no further entitlement to compensation.

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Att_vil / Version 1 0                                                  Page 1/1
Project-no. CH961300, 4.9.96

Compensation Provisions                                                 Unidata
-------------------------------------------------------------------------------

                                 ATTACHMENT VI-2

                              COMPENSATION PROVISIONS

            in the event of failure to meet guaranteed Network Performance for Unisource Data and Telecommunications Services
                              provided by Telecom PTT

If the Network Performance guaranteed in Attachment I and specified in the Service Level Agreement is not met, Swiss Telecom PTT shall pay the Customer compensation based on the criteria set out below.

NETWORK AND SERVICE AVAILABILITY

Compensation payments shall be made if the values of Customer Network Availability (CNA) defined in Attachment I or of the defined Network parts are not achieved. The CNA shall be measured and calculated in accordance with the SLA (Service Level Agreement, Appendix C) and shall commence on the RFS (Ready-for-Service) Date.

Compensation payments shall be calculated as follows:

- Compensation payments for Standard Services, not including Access Lines, shall be 1 % (one percent) of the monthly fee charged to the Customer. Compensation payments shall be made for every 0.1 % (one tenth of a percent) by which the guaranteed value, based on the 30-day period immediately preceding, was not achieved. If several of these values are not achieved at one and the same time, the compensation payments shall be made only for failure to achieve the lowest value.

- Compensation payments for Standard Services shall be a maximum of 40% (forty percent) of the relevant Services, not including Access Lines, for which the Customer has been charged. The Customer shall have no entitlement to compensation payments in respect of any period after termination of the Agreement in whole or in part and in respect of the terminated part of the Agreement.

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Att_vi2 / Version 1 0                                                  Page 1/1
Project-no. CH961300, 4.9.96

TELECOM

Appendix A: See contract / Version 1.0

Appendix C: See contract / Version 1.0

Appendix C: See contract / Version 1.0

Appendix D: See contract / Version 1.0